REVENUE SHARING AGREEMENT
(Orchard Funding)

COPY

This Revenue Sharing Agreement (the "Agreement"), effective as of February 2, 2005 (the "Effective Date") is entered in to by and between Maxim TEP, Inc., a Texas corporation ("Maxim") and Bioform LLC, a limited liability company ("Investor").

RECITALS:

A. Investor has surrendered a 10% Revenue Sharing Agreement in Maxim's Kentucky property and in Maxim's South Belridge Field (the "Consideration") in return for a 8.71% net royalty interest ("NRI") to be paid out of Maxim's Net Revenue (as defined below) received from production attributable to the oil and gas wells described on Exhibit A (the "Wells).

B. Maxim and Investor have entered into this Agreement to memorialize the terms and conditions applicable to the payment of the NRI.

Now, therefore, in consideration of the foregoing and the mutual covenants contained in this Agreement, Maxim and Investor hereby agree as follows:

AGREEMENTS:

1. The NRI.

(a) The NRI payments shall be calculated as follows:

(i) As a working interest owner in the Wells, Maxim will receive a portion of the proceeds from the sale of oil and gas production from the Wells (the "Maxim Share").

(ii) The Maxim Share will reflect deductions made by the operator of the Wells to cover (a) drilling, completion and production costs, (b) marketing costs, (c) transportation costs, (d) treating and processing costs, (e) royalty payments to mineral owners, (f) working interest payments to other working interest owners, and (g) other reasonable and necessary costs associated with the exploration, production and marketing of the oil and gas from the Wells (collectively, the "Expenses").

(iii) To the extent that Maxim must pay any of the Expenses directly, such payments will also be deducted from the gross amount received by Maxim to determine the Maxim Share (the net proceeds to Maxim after the deductions set forth in paragraphs (ii) and (iii) shall be referred to herein as "Maxim's Net Revenue").

(iv) Investor will be entitled to receive a share of the production revenue equal to Maxim's Net Revenue multiplied by the percentage of the NRI (the "Revenue Interest").

(b) Maxim agrees to pay Investor the Revenue Interest as and when Maxim receives payments for Maxim's Net Revenue, with each Revenue Interest payment being made no later than thirty (30) days after Maxim receives payments constituting Maxim's Net Revenue. Investor acknowledges and agrees that Maxim is not the operator of the Wells and therefore does not control the timing of payments for the sale of production from the Wells. Maxim shall have no liability whatsoever to pay Investor for the Revenue Interest unless and until Maxim receives payment constituting Maxim's Net Revenue. Investor shall be responsible for all taxes attributable to the Revenue Interest paid to Investor.

(c) Maxim agrees to pay Investor the Revenue Interest provided in this Agreement for as long as Maxim receives payments constituting Maxim's Net Revenue attributable to the production of oil and gas from the Wells.

(d) Investor and Maxim both acknowledge and agree that this Agreement does not constitute an assignment of a "Net Royalty Interest" in the Wells or a "Royalty Interest" in the Wells as those phrases are commonly use in the oil and gas industry. Instead, this Agreement is a contractual agreement whereby Maxim will share with Investor a portion of the revenue that Maxim receives from the production of oil and gas from the Wells. Therefore, Investor and Maxim further acknowledge and agree that this Agreement does not constitute a real property interest and will not be recorded in the real property records of any county.

2. Miscellaneous.

(a) Investor may not assign this Agreement without the prior written consent of Maxim. This Agreement shall be binding upon, and inure to the benefit of, the parties and their successors and permitted assigns.

(b) This Agreement shall be construed, interpreted and governed by the laws of, the State of Texas without giving effect to any conflicts of law principles. EACH PARTY WAIVES ITS RESPECTIVE RIGHT TO ANY JURY TRIAL WITH RESPECT TO ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover documented costs and reasonable attorney's fees from the other party.

(c) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and cancels all previous and contemporaneous agreements and commitments with respect to the subject matter hereof. No provisions of this Agreement may be waived, changed, terminated, modified or discharged, orally or otherwise, except by a writing of subsequent date hereto which is executed by a party against whom the waiver, charge, termination, modification or discharge is sought to be enforced. Neither the course of conduct between the parties nor trade usage will act to modify or alter the provisions of this Agreement.

(d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually, or taken together, shall bear the signatures of all of the parties reflected hereon as

signatories. Execution may be effected by delivery of facsimiles of signature pages (and the parties shall follow such delivery by prompt delivery of originals of such pages).

(e) In the event any provision hereof, or the application thereof in any circumstances, is held to be invalid, illegal, or unenforceable by a final or unappealable order, decree, or judgment of any court, the provision in question shall be deemed replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision within the jurisdiction of such court and the Agreement shall otherwise remain in full force and effect in such jurisdiction and in its entirety in other jurisdictions.

(f) The parties covenant and agree on behalf of themselves, their successors, and their assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents, and statements, and to take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the Effective Date.

Bioform, LLC

By: ________________________
Name:

Address for Investor:

400 N. Flagler Dr., Suite 1601
West Palm Beach, FL 33401

Maxim TEP, Inc.

By: [signature]
Name: Dan Williams
Title: President & CEO

Address for Maxim TEP, Inc.

9400 Grogan's Mill Road, Suite 205
The Woodlands, Texas 77380

Fax: (281) 466-1522
E-mail: dan@maximtep.com
Attn: Dan Williams

{1I0021926.1}

EXHIBIT A

DESCRIPTION OF THE WELLS

WELLS	LOCATION
All oil and gas wells in which Maxim TEP, Inc. has an interest	Section 7, Township 29 South, Range 22 East, Kern County, California (South Belridge area, San Joaquin Basin) Approximately 643.50 net acres in Section 7
All oil and gas wells in which Maxim TEP, Inc. has an interest	Section 12, Township 29 South, Range 22 East, Kern County, California (Sledge Hamar Prospect) 260 acres, more or less, located in parts of Section 12
All oil and gas wells in which Maxim TEP, Inc. has an interest	That Shearn Coal Company #3 Lease embracing the West ½ of Lot 4; North ½ and the Southwest ¼ of Lot 6; West ½ of Lot 8 and the North ½ of Lot 9, 251 acres, and being a portion of the lands described in Deed dated april 6, 1935, to Shearn Coal Company, recorded in Deed Book 138, page 385, Muhlenberg County Court Clerk's Office and as set forth on a plat of said property filed February 2, 1939, in Deed Book 143, page 293, of said Clerk's Office and to which reference is herein made. Limited to all formations lying above the base of the McClosky Limestone Formation.
All oil and gas wells in which Maxim TEP, Inc. has an interest	10 acres in the form of a square in the Northerly ½ of Lot 16 lying within Section 21-I-30 and within Section 25-I-31, this 10 acre tract in said Lot 16, Muhlenberg County, Kentucky, being described as commencing at the Northwest corner of said Lot 16 running Southeast 660 feet, thence Southwest 660 feet, thence Northwest 660 feet, thence Northeast 660 feet to the place of beginning. Limited to all formations lying above the base of the McClosky Limestone Formation.

-----Original Message-----
From: jon peddie [mailto:jped@springloose.com]
Sent: Wednesday, February 01, 2006 6:35 PM
To: dwilliams@maximtep.com; 'Harv and Joan Pensack'
Cc: 'Maxim-Bob Sepos'
Subject: RE: Talking Points for NRI Split out SW, HP and JP

Dan, per my conversation with Harv, please modify your percentage interests in the remaining 14% of Orchard and Belton as follows:

Steve 2.71% (Remains unchanged) 10% CA & KY Biofarm 6% ; 4%
Harv 5.93% (Increases) 10% CA & KY
Jon 5.36% (Decreases) 5% KY + 6% 7 well in CA

Total 14%
6% Eugene Fusz
20%

Please call if you have any questions.

Jon

-----Original Message-----
From: Dan Williams [mailto:dwilliams@maximtep.com]
Sent: Wednesday, February 01, 2006 8:28 AM
To: stephenjwarner@bellsouth.net; swarner@crossbowventures.com; jped@springloose.com; 'Harv and Joan Pensack'
Cc: 'Maxim-Bob Sepos'
Subject: Talking Points for NRI Split out SW, HP and JP

Gentlemen,

Here are the agreement points to the changing out of the NRIs for California and Kentucky. Please call with any questions.

Thanks,
Dan

Dan Williams
President and CEO
MAXIM TEP, INC.
9400 Grogan's Mill Rd. #205
The Woodlands, TX 77380
dan@maximtep.com
281-466-1530 Office
281-466-1531 Fax
www.maximtep.com

REVENUE SHARING AGREEMENT
(Orchard Funding)

This Revenue Sharing Agreement (the "Agreement"), dated as of February 2, 2005 (the "Effective Date") is entered in to by and between Maxim TEP, Inc., a Texas corporation ("Maxim") and Bioform LLC, a Florida limited liability company ("Investor").

RECITALS:

A. Investor has invested the sum of $600,000 in Maxim (the "Investment") in the form of a promissory note issued by the Company (the "Note"). In accordance with the terms of the Note, Investor is also entitled to receive, a 10% net royalty interest ("NRI") to be paid out of Maxim's Net Revenue (as defined below) received from production attributable to the oil and gas wells described on Exhibit A (the "Wells").

B. Maxim and Investor have entered into this Agreement to memorialize the terms and conditions applicable to the payment of the NRI.

Now, therefore, in consideration of the foregoing and the mutual covenants contained in this Agreement, Maxim and Investor hereby agree as follows:

AGREEMENTS:

1. The NRI.

(a) The NRI payments shall be calculated as follows:

(i) As a working interest owner in the Wells, Maxim will receive a portion of the proceeds from the sale of oil and gas production from the Wells (the "Maxim Share").

(ii) The Maxim Share will reflect deductions made by the operator of the Wells to cover (a) drilling, completion and production costs, (b) marketing costs, (c) transportation costs, (d) treating and processing costs, (e) royalty payments to mineral owners, (f) working interest payments to other working interest owners, and (g) other reasonable and necessary costs associated with the exploration, production and marketing of the oil and gas from the Wells (collectively, the "Expenses").

(iii) To the extent that Maxim must pay any of the Expenses directly, such payments will also be deducted from the gross amount received by Maxim to determine the Maxim Share (the net proceeds to Maxim after the deductions set forth in paragraphs (ii) and (iii) shall be referred to herein as "Maxim's Net Revenue").

(iv) Investor will be entitled to receive a share of the production revenue equal to Maxim's Net Revenue multiplied by the percentage of the NRI (the "Revenue Interest").

(b) Maxim agrees to pay Investor the Revenue Interest as and when Maxim receives payments for Maxim's Net Revenue, with each Revenue Interest payment being made no later than thirty (30) days after Maxim receives payments constituting Maxim's Net Revenue. Investor acknowledges and agrees that Maxim is not the operator of the Wells and therefore does not control the timing of payments for the sale of production from the Wells. Maxim shall have no liability whatsoever to pay Investor for the Revenue Interest unless and until Maxim receives payment constituting Maxim's Net Revenue. Investor shall be responsible for all taxes attributable to the Revenue Interest paid to Investor.

(c) Maxim agrees to pay Investor the Revenue Interest provided in this Agreement for as long as Maxim receives payments constituting Maxim's Net Revenue attributable to the production of oil and gas from the Wells.

(d) Investor and Maxim both acknowledge and agree that this Agreement does not constitute an assignment of a "Net Royalty Interest" in the Wells or a "Royalty Interest" in the Wells as those phrases are commonly use in the oil and gas industry. Instead, this Agreement is a contractual agreement whereby Maxim will share with Investor a portion of the revenue that Maxim receives from the production of oil and gas from the Wells. Therefore, Investor and Maxim further acknowledge and agree that this Agreement does not constitute a real property interest and will not be recorded in the real property records of any county.

2. Miscellaneous.

(a) Investor may not assign this Agreement without the prior written consent of Maxim. This Agreement shall be binding upon, and inure to the benefit of, the parties and their successors and permitted assigns.

(b) This Agreement shall be construed, interpreted and governed by the laws of, the State of Texas without giving effect to any conflicts of law principles. EACH PARTY WAIVES ITS RESPECTIVE RIGHT TO ANY JURY TRIAL WITH RESPECT TO ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover documented costs and reasonable attorney's fees from the other party.

(c) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and cancels all previous and contemporaneous agreements and commitments with respect to the subject matter hereof. No provisions of this Agreement may be waived, changed, terminated, modified or discharged, orally or otherwise, except by a writing of subsequent date hereto which is executed by a party against whom the waiver, charge, termination, modification or discharge is sought to be enforced. Neither the course of conduct between the parties nor trade usage will act to modify or alter the provisions of this Agreement.

(d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually, or taken together, shall bear the signatures of all of the parties reflected hereon as

signatories. Execution may be effected by delivery of facsimiles of signature pages (and the parties shall follow such delivery by prompt delivery of originals of such pages).

(e) In the event any provision hereof, or the application thereof in any circumstances, is held to be invalid, illegal, or unenforceable by a final or unappealable order, decree, or judgment of any court, the provision in question shall be deemed replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision within the jurisdiction of such court and the Agreement shall otherwise remain in full force and effect in such jurisdiction and in its entirety in other jurisdictions.

(f) The parties covenant and agree on behalf of themselves, their successors, and their assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents, and statements, and to take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the Effective Date.

Bioform, LLC

By: ______________________________

Name: ____________

Address for Investor:

400 N. Flagler Dr., Suite 1601
West Palm Beach, Fl. 33401

Fax: ______________________
E-mail: ______________________

Maxim TEP, Inc.

By: [signature]

Name: Dan Williams
Title: President & CEO

Address for Maxim TEP, Inc.

9400 Grogan's Mill Road, Suite 205
The Woodlands, Texas 77380

Fax: (281) 466-1522
E-mail: dan@maximtep.com
Attn: Dan Williams

{H0023105.2}

EXHIBIT A

DESCRIPTION OF THE WELLS

The following oil and gas wells are located in ________County, California:

[describe orchard wells in Sledge Hamar field in which Bioform has an interest]

The following oil and gas wells are located in ________County, Kentucky:

[describe Belton properties in which Bioform has an interest]